UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2021 (July 7, 2021)

Healthcare Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39893	85-2609863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 North Market Street

Suite 1414

Wilmington, DE 19801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 810-0031

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	HCCCU	The Nasdaq Stock Market LLC

Class A Common Stock, $0.0001 par value per share	HCCC	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Class A common stock for $11.50 per share	HCCCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On July 7, 2021, Healthcare Capital Corp., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Alpha Tau Medical Ltd., a company organized under the laws of the State of Israel ( “Alpha Tau”) and Archery Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Alpha Tau (“Merger Sub”).

The Merger

Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving the merger (the “Merger”). As a result of the Merger, and upon consummation of the Merger and the other transactions contemplated by the Merger Agreement (the “Transactions”), the Company will become a wholly owned subsidiary of Alpha Tau, with the securityholders of the Company becoming securityholders of Alpha Tau.

The pre-money equity valuation of Alpha Tau is $600 million. The pro forma equity valuation of Alpha Tau upon the consummation of the Transactions (the “Effective Time”) is expected to be approximately $1 billion (assuming no redemptions, and based only on outstanding shares and vested warrants/options on a net exercise basis). Upon consummation of the Transactions, the existing shareholders of Alpha Tau will own approximately 59.3% of the outstanding ordinary shares of Alpha Tau (“Alpha Tau Ordinary Shares”) and the stockholders of the Company and the PIPE Investors purchasing securities pursuant to the Subscription Agreements (each as defined below) will own the remaining Alpha Tau Ordinary Shares.

The following securities issuances will be made by Alpha Tau to the Company’s securityholders at the Effective Time and in each case assume the Share Split (as defined below) has occurred: (i) each share of Class A common stock of the Company (including shares issuable upon the conversion of the Class B common stock of the Company as described below) will be exchanged for one Alpha Tau Ordinary Share and (ii) each outstanding warrant of the Company will be assumed by Alpha Tau and will become a warrant of Alpha Tau (each, an “Alpha Tau Warrant”) (with the number of Alpha Tau Ordinary Shares underlying the Alpha Tau Warrants and the exercise price of such Alpha Tau Warrants subject to adjustment in accordance with the terms of the Merger Agreement).

Immediately prior to the Effective Time, (i) each preferred share of Alpha Tau will be automatically converted into such number of Alpha Tau Ordinary Shares as determined in accordance with the existing articles of association of Alpha Tau; (ii) each Alpha Tau Ordinary Share that is issued and outstanding immediately prior to the Effective Time will be split into a number of Alpha Tau Ordinary Shares, such that the value of each Alpha Tau Ordinary Share immediately prior to the Effective Time will equal $10.00 per share, based upon the pre-money equity value of the Company (rounded to the nearest whole number) (the “Share Split”); and (iii) outstanding securities convertible into Alpha Tau Ordinary Shares shall be adjusted to give effect to the foregoing transactions and remain outstanding. Additionally, concurrently with the closing of the Merger, Alpha Tau will issue securities pursuant to the Subscription Agreements, as described in more detail below.

Following the Share Split and immediately prior to the Effective Time, each share of Class B common stock of the Company will be automatically converted into one share of Class A common stock of the Company and subsequently exchanged into one Alpha Tau Ordinary Share, as described above.

The Alpha Tau Ordinary Shares to be received by Healthcare Capital Sponsor LLC (the “Sponsor”), and the Alpha Tau Ordinary Shares held by certain of Alpha Tau’s current equityholders and members of Alpha Tau’s management will be subject to the covenants and transfer restrictions described below under the headings “Sponsor Support Agreement” and “Alpha Tau Support Agreement.”

The parties anticipate that the Transactions will be consummated in the fourth quarter of 2021, after the required approval by the stockholders of the Company (the “Company Stockholder Approval”) and the ordinary and preferred shareholders of Alpha Tau (the “Alpha Tau Shareholder Approval”) and the fulfillment or waiver of certain other conditions as described below.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of Alpha Tau relating to, among other things, corporate organization; subsidiaries; due authorization; no conflict; governmental authorities; consents; capitalization; capitalization of subsidiaries; financial statements; absence of changes; no undisclosed liabilities; litigation and proceedings; compliance with laws; contracts; no defaults; company benefit plans; labor matters; taxes; insurance; real property; intellectual property and IT security; environmental matters; healthcare matters; brokers’ fees; related party transactions; international trade; anti-corruption; investment company act; product liability; and no other representations.

The Merger Agreement contains customary representations and warranties of the Company relating to, among other things, corporate organization; due authorization; no conflict; litigation and proceedings; governmental authorities; consents; the Company’s trust account (the “Trust Account”); brokers’ fees; Securities and Exchange Commission (“SEC”) reports; financial statements; Sarbanes-Oxley Act; undisclosed liabilities; compliance with laws; business activities; tax matters; capitalization; Nasdaq listing; material contracts; no defaults; Company expenses; related party transactions; investment company act; JOBS act; absence of changes; and non-Israeli residency; and no other representations.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to the conduct of their business operations prior to consummation of the Transactions and efforts to satisfy conditions to the consummation of the Transactions. The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for the Company and Alpha Tau to cooperate in the preparation of the Registration Statement on Form F-4 (as amended, the “Registration Statement”) registering under the Securities Act of 1933, as amended (the “Securities Act”), the Alpha Tau Ordinary Shares to be issued in exchange for the issued and outstanding shares of Class A common stock of the Company in connection with the Transactions (including each share of Class A common stock of the Company which resulted from the conversion of each share of Class B common stock of the Company into one share of Class A common stock of the Company immediately prior to the Effective Time), which Registration Statement will contain a proxy statement/prospectus for the purpose of, among other things, soliciting proxies from the Company stockholders to vote in favor of adoption and approval of the Merger Agreement, the Transactions and certain other matters at a special meeting called therefor.

Governance

After the consummation of the Transactions, the current officers and directors of Alpha Tau will remain officers and directors of Alpha Tau. Additionally, it is expected that Dr. David M. Milch, the Company's chariman, will join the Board of Alpha Tau following the consummation of the Transactions.

Amended IRA

The Merger Agreement provides that effective as of the Effective Time, Alpha Tau will amend and restated its existing Amended Investors’ Rights Agreement, dated as of April 16, 2020, to adopt the form investor rights agreement attached as an exhibit to the Merger Agreement (the “Amended IRA”). As of the Effective Time, certain stockholders of the Company will become parties to the Amended IRA by executing a joinder thereto (the “Joinder”). Pursuant to the Amended IRA, the shareholders party thereto will be entitled to customary “demand” and “piggyback” registration rights. The Amended IRA will also provide that Alpha Tau will pay certain expenses relating to such registrations and indemnify the shareholders against certain liabilities.

Conditions to Closing

Conditions to All Parties’ Obligations

The consummation of the Merger is conditioned upon, among other things:

●	no statute, act, code, law (including common law), ordinance, rule, regulation, order, judgment, injunction, decree, writ, ruling, stipulation, determination or award, in each case, entered by or with any governmental authority or statute, rule or regulation that is in force and effect that enjoins or prohibits the consummation of the Merger;

●	the Company having at least $5,000,001 of net tangible assets immediately after the Effective Time;

●	the Company Stockholder Approval shall have been obtained;

●	the Alpha Tau Shareholder Approval shall have been obtained;

●	Alpha Tau’s application to list the Alpha Tau Ordinary Shares and Alpha Tau Warrants shall have been approved by Nasdaq, subject to official notice thereof; and

●	the Registration Statement shall have become effective, and no stop order shall with respect thereto shall be in effect.

Other Conditions to the Company’s Obligations

The obligations of the Company to consummate the Transactions are also conditioned upon, among other things:

●	the accuracy of the representations and warranties of Alpha Tau (subject to certain bring-down standards);

●	performance in all material respects of the covenants and agreements of Alpha Tau required by the Merger Agreement to be performed as of or prior to the closing;

●	no Material Adverse Effect (as defined in the Merger Agreement), shall have occurred since the date of the Merger Agreement that is continuing;

●	Alpha Tau having delivered to the Company a customary officer’s certificate with respect to the fulfillment of certain conditions; and

●	Alpha Tau having delivered to the Company the Amended IRA and Joinder, duly executed by Alpha Tau.

●	the Company having delivered certain customary officer’s certificates; and

 Other Conditions to Alpha Tau’s and Merger Sub’s Obligations

The obligations of Alpha Tau and Merger Sub to consummate the Merger are also conditioned upon, among other things:

●	the accuracy of the representations and warranties of the Company (subject to certain bring-down standards);

●	performance in all material respects of the covenants of the Company required by the Merger Agreement to be performed as of or prior to the closing;

●	the Company having delivered to Alpha Tau certain a customary officer’s certificate with respect to the fulfillment of certain conditions; and

●	the aggregate amount of freely usable cash proceeds available for release to the Company from the Trust Account in connection with the Transactions (after taking into account the Company stockholder redemptions and the payment of the Company’s deferred underwriting fees in connection with the consummation of the Transactions), plus the aggregate amount of cash proceeds pursuant to the Subscription Agreements (as defined below) being equal to or exceed $225,000,000;

●	each officer and director of the Company having resigned as of the closing date;

●	the Company having made arrangements with the trustee to the Trust Account to have all funds contained in the Trust Account disbursed to the Company and all of the funds having been so disbursed and being available to the Company in respect to its obligations under the Merger Agreement; and

●	the aggregate amount of all monetary liabilities and obligations of the Company (including, among other items, its expenses related to the Merger Agreement and all deferred expenses in connection with its initial public offering) shall not exceed $20,000,000.

Termination

The Business Combination Agreement may be terminated:

●	by mutual written consent of the Company and Alpha Tau;

●	by either the Company or Alpha Tau if there shall be in effect any (i) statute, act, code, law (including common law), ordinance, rule, regulation or (ii) order, judgment, injunction, decree, writ, ruling, stipulation, determination or award, in each case, permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger and, in the case of (ii) shall have become final and non-appealable;

●	by either the Company or Alpha Tau if the Effective Time has not occurred by January 7, 2022 (the “Termination Date”); provided, however, that such Termination Date shall be automatically extended to March 7, 2022 if the SEC has not declared the Registration Statement effective on or prior to December 1, 2021; and provided further that this right to terminate the Merger Agreement will not be available to any party whose breach of any provision of the Merger Agreement caused or resulted in the failure of the Transactions to be consummated by such time;

●	by the Company if Alpha Tau or Merger Sub has breached or failed to perform any of its covenants or representations and warranties if such breach gives rise to a failure of certain closing conditions to be satisfied and cannot or has not been cured within 45 days of receiving notice of the breach or by the Termination Date, provided that the Company is itself not in material breach of the Merger Agreement;

●	by Alpha Tau if the Company has breached or failed to perform any of its covenants or representations and warranties if such breach gives rise to a failure of certain closing conditions to be satisfied and cannot or has not been cured within 45 days of receiving notice of the breach or by the Termination Date, provided that Alpha Tau is itself not in material breach of the Merger Agreement;

●	by either the Company or Alpha Tau if the Company stockholder meeting has been duly convened, has concluded, the Company’s stockholders have duly voted and the Company Stockholder Approval was not obtained, provided that this termination right shall not be available to the Company if the Company is itself in breach of the Merger Agreement;

●	by either the Company or Alpha Tau if at Alpha Tau’s special meeting, the Alpha Tau Shareholder Approval of the Company Transaction Proposals (as defined in the Merger Agreement) were not duly adopted by the Alpha Tau Shareholders by the requisite vote under applicable law and Alpha Tau’s organizational documents, provided that this termination right shall not be available to Alpha Tau if Alpha Tau is itself in breach of the Merger Agreement; and

●	by Alpha Tau if the Company breaches its obligations with respect to the holding of the Company stockholder meeting as specified in the Merger Agreement; and

●	by Alpha Tau if, the condition with respect to aggregate transaction proceeds of at least $225,000,000 becomes incapable of being satisfied at the closing (if the closing were otherwise to occur prior to the Termination Date) without any amendment, modifications, or supplements to, or waivers under, the Merger Agreement or any of the Subscription Agreements.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the respective parties thereto made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company, Merger Sub or Alpha Tau at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the SEC.

Sponsor Support Agreement

Concurrently with the execution of the Merger Agreement, the Sponsor and certain insiders entered into a letter agreement (the “Sponsor Support Agreement”) in favor of the Company and Alpha Tau, pursuant to which they have agreed to, among other items, (i) vote all shares of common stock of the Company beneficially owned by them in favor of the Transactions and each other proposal related to the Transactions proposed by the Company’s board of directors at the meeting of the Company stockholders relating to the Transactions; (ii) appear at such stockholder meeting (or otherwise cause such shares to be counter as present thereat) for the purpose of establishing a quorum; (iii) vote all such shares against any action that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company under the Merger Agreement or any other agreement entered into in connection with the Transactions or result in any of the conditions set forth in Article IX of the Merger Agreement not being fulfilled and against any change in business, management or the board of directors of the Company (other than as contemplated by the Transactions); (v) not to redeem or seek to redeem any such shares, in connection with the Company Stockholder Approval; and (vi) not to transfer, assign or sell such shares, except to certain permitted transferees, prior to the consummation of the Transactions.

Additionally, the Sponsor Support Agreement provides that the Sponsor and such insiders agreed not to transfer any of the Alpha Tau’s equity securities owned by the Sponsor and such insiders, except to certain permitted transferees, beginning at the Effective Time and continuing until the earlier of (x) 180 days following the Closing Date (as defined in the Merger Agreement and (y) following the date that the last sale price of the Alpha Tau Ordinary Shares equals or exceeds $12.00 per share (subject to certain adjustments) for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing Date.

The Sponsor Support Agreement also provides that certain equity owned by the Sponsor or the insiders is subject to forfeiture (for no consideration), the terms and amounts of such equity forfeiture dependent on the amount of Aggregate Transaction Proceeds (as defined in the Merger Agreement).

The foregoing summary of the Sponsor Support Agreement is qualified in its entirety by reference to the text of the Sponsor Support Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Alpha Tau Support Agreement

Concurrently with the execution of the Merger Agreement, Alpha Tau, the Company, certain Alpha Tau Shareholders entered into an agreement (the “Alpha Tau Support Agreement”) pursuant to which such Alpha Tau Shareholders agreed to, among other items, (i) vote all beneficially owned shares of Alpha Tau in favor of the Merger and the other transactions contemplated by the Merger Agreement and each other proposal on the agenda at a shareholder meeting called by Alpha Tau for the relating to the Transactions, (ii) appear at such meeting or otherwise cause such shares to be counted as present thereat for the purpose of establishing a quorum; (ii) vote or execute a written consent against any Company Alternative Transaction Proposal (as defined in the Merger Agreement) and any other action that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or result in a breach of any covenant, representation or warranty or other obligation or agreement of Alpha Tau under the Merger Agreement or any other agreement entered into in connection with; and (iii) not to transfer, assign or sell such shares, except to certain permitted transferees, prior to the consummation of the Transactions.

Additionally, pursuant to the Alpha Tau Support Agreement, such Alpha Tau Shareholders agreed not to transfer any of Alpha Tau’s equity securities owned by owned by such Alpha Tau Shareholders, except to certain permitted transferees, beginning at the Effective Time and continuing until the earlier of (x) 180 days following the Closing Date (as defined in the Merger Agreement) and (y) following the date that the last sale price of the Alpha Tau Ordinary Shares equals or exceeds $12.00 per share (subject to certain adjustments) for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing Date.

The foregoing summary of the Alpha Tau Support Agreement is qualified in its entirety by reference to the text of the Alpha Tau Support Agreement, the form of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 8, 2021, the Company and Alpha Tau issued a joint press release announcing the execution of the Merger Agreement. The press release is furnished herewith as Exhibit 99.1 and incorporated into this Item 7.01 by reference. Notwithstanding the foregoing, information contained on the websites of the Company, Alpha Tau or any of their affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report.

Furnished herewith as Exhibit 99.2 and incorporated into this Item 7.01 by reference is the investor presentation, dated July 2021 that was used by Alpha Tau in connection with the sale of Alpha Tau Ordinary Shares to the to the PIPE Investors.

The information set forth below under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

PIPE Subscription Agreements

On July 7, 2021, concurrently with the execution of the Merger Agreement, Alpha Tau entered into subscription agreements (each, a “Subscription Agreement”) with certain investors (the “PIPE Investors”) pursuant to which, among other things, the PIPE Investors have agreed to subscribe for and purchase, and Alpha Tau has agreed to issue and sell to the PIPE Investors, an aggregate of approximately 9,150,000 Alpha Tau Ordinary Shares (on a post-Share Split basis) for an aggregate purchase price of up to $91,500,000.00 (the “PIPE Investment”) immediately prior to the Effective Time, on the terms and subject to the conditions set forth therein. The Subscription Agreement contains customary representations and warranties of Alpha Tau, on the one hand, and each PIPE Investor, on the other hand, and customary conditions to closing, including the consummation of the Merger.

Additional information

This Current Report on Form 8-K (this “Report”) relates to a proposed merger between the Company and Alpha Tau. In connection with the proposed Merger, Alpha Tau intends to file a registration statement on Form F-4 that will include a proxy statement of the Company in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the proposed Merger and a prospectus of Alpha Tau. The proxy statement/prospectus will be sent to all of the Company’s stockholders and the Company and Alpha Tau will also file other documents regarding the proposed Merger with the SEC. This Report does not contain all the information that should be considered concerning the proposed Merger and is not intended to form the basis of any investment decision or any other decision in respect of the Merger. Before making any voting or investment decision, investors and security holders are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Merger as they become available because they will contain important information about the proposed Transactions.

Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Alpha Tau and the Company through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Alpha Tau may be obtained free of charge from Alpha Tau’s website at www.alphatau.com or by written request to Alpha Tau at Alpha Tau Medical Ltd., Kiryat HaMada St 5, Building B3, 4th Floor, Jerusalem, 9777605, Israel.

Participants in Solicitation

The Company, Alpha Tau and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger. You can find information about the Company’s directors and executive officers and their ownership of the Company’s securities in the Company’s final prospectus relating to its initial public offering, dated January 14, 2021, which was filed with the SEC on January 20, 2021 and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the participants in the solicitation of proxies from the Company’s stockholders and their direct and indirect interests will be included in the proxy statement/prospectus for the proposed Merger when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward-Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding the Company’s industry, future events, the proposed transactions between the parties, the estimated or anticipated future results and benefits of the combined company following the Merger, including the likelihood and ability of the parties to successfully consummate the proposed Merger, future opportunities for the combined company, any financial valuation assessments and other statements that are not historical facts. These statements are based on the current expectations and estimates and assumptions that, while considered reasonable by the Company and its management and Alpha Tau and its management, are not predictions of actual performance and are inherently uncertain. These statements are subject to a number of risks and uncertainties regarding the Company’s businesses and the transaction, and actual results may differ materially. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed Merger contemplated thereby; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (3) the inability to meet the aggregate transaction proceeds requirements of the Merger Agreement due to the inability to consummate the PIPE Investment or the amount of cash available following any redemptions by the Company’s stockholders; (4) the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the Merger Agreement; (5) the risk that the proposed transactions disrupt current plans and operations of Alpha Tau Medical Ltd. as a result of the announcement and consummation of the transaction described herein; (6) the ability to recognize the anticipated benefits of the proposed Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed Merger; (8) changes in applicable laws or regulations; (9) the possibility that Alpha Tau Medical Ltd. may be adversely affected by other economic, business, and/or competitive factors; (10) the Company’s ability to identify and integrate acquisitions; and (11) other risks and uncertainties indicated from time to time in the final prospectus of the Company, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by the Company or Alpha Tau, including the registration statement on Form F-4 and proxy statement/prospectus discussed above. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. the Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

Nothing in this Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Report, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither the Company nor Alpha Tau undertakes any duty to update these forward-looking statements.

Any financial and capitalization information or projections in this Report are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company’s and Alpha Tau’s control. While such information and projections are necessarily speculative, the Company and Alpha Tau believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of financial information or projections in this Report should not be regarded as an indication that the Company or Alpha Tau, or their respective representatives and advisors, considered or consider the information or projections to be a reliable prediction of future events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1†	Agreement and Plan of Merger, dated as of July 7, 2021, by and among Healthcare Capital Corp., Archery Merger Sub Inc. and Alpha Tau Medical Ltd.

10.1	Form of Sponsor Letter Agreement, dated as of July 7, 2021, by and among Healthcare Capital Sponsor LLC, Healthcare Capital Corp., Alpha Tau Medical Ltd. and the investors named on the signature pages thereto.

10.2	Form of Support Agreement, dated as of July 7, 2021, by and among Alpha Tau Medical Ltd., Healthcare Capital Corp., and the shareholders of Alpha Tau Medical Ltd. named on the signature pages thereto.

99.1	Press Release, dated July 8, 2021.

99.2	Investor Presentation.

†	The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Capital Corp.

By:	/s/ William Johns
	Name:	William Johns
	Title:	Chief Executive Officer

Dated: July 8, 2021